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                                                                    Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 2-89293, No. 33-22321, No. 33-22322 and No. 33-37134 of Esterline Technologies
Corporation on Form S-8 of our report dated December 17, 1993 appearing in this Annual Report on Form 10-K of Esterline Technologies Corporation for the year ended October 31, 1993.


/s/ Deloitte & Touche
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Deloitte & Touche

Seattle, Washington
January 31, 1994